UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event
reported): November 25, 2014

Emerson Electric Co.
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(Exact Name of Registrant as Specified in Charter)

Missouri --------------------------------- (State or Other Jurisdiction of Incorporation)	1-278 ------------------- (Commission File Number)	43-0259330 --------------------------- (I.R.S. Employer Identification Number)

8000 West Florissant Avenue St. Louis, Missouri ------------------------------------------------ (Address of Principal Executive Offices)	63136 ------------------ (Zip Code)

Registrant’s telephone number, including area code:

(314) 553-2000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

The following information is furnished pursuant to Regulation FD.

Emerson 3-Month Orders Growth
(Percentage change versus prior year; trailing 3-month averages, excluding acquisitions and divestitures, including currency translation)

	August '14	September '14	October '14
Process Management	+10	0 to +5	0 to +5
Industrial Automation	0 to +5	0	-5 to 0
Network Power	0 to +5	0	0 to +5
Climate Technologies	+10 to 15	+20	>+20
Commercial & Residential Solutions	+5 to 10	+5 to 10	+5 to 10
Total Emerson	+5 to 10	+5	+5

October 2014 Orders Comments

Trailing three-month order trends remained solid, with growth reflecting mixed global market conditions and heightened currency volatility, as seen in the significant strengthening of the U.S. dollar.  In total, underlying orders growth was robust, led by strength in Process Management and Climate Technologies, and benefiting from a large project in Network Power.  Strong momentum in North America continued, supported by energy investment and inventory growth in the HVAC industry ahead of the upcoming regulatory changes effective January 1, 2015.  Demand across other regions was mixed.  Currency translation deducted 5 percentage points.  Excluding the large Network Power project and the inventory build in the HVAC industry, underlying orders grew at a mid-single-digit rate, reflecting solid market conditions.

Process Management orders trends continued to reflect significantly unfavorable currency translation, which deducted 10 percentage points including backlog revaluation. Underlying orders growth remained robust, led by strength in oil and gas markets in North America, Europe and Middle East/Africa. Demand was mixed but slow overall in Asia and Latin America.

Industrial Automation orders declined slightly, reflecting weak demand in Europe and a 3 percentage point deduction from currency translation. Underlying orders increased modestly, led by the power generating alternators, electrical distribution, and materials joining businesses. Demand for motors and drives remained down.

Network Power order trends improved, as strength in data center markets offset weak global telecommunications investment. Growth in demand for data center infrastructure was led by North America and Europe, which included the second phase of a large project in Sweden, while Asia and Latin America were weak. Currency translation deducted 3 percentage points.

Climate Technologies orders growth remained robust, led by U.S. residential air conditioning markets that benefited from demand acceleration related to regulatory changes effective January 1, 2015. Strong momentum continued in Asia, while market conditions were slow in Europe. Strength in transportation drove refrigeration growth. Currency translation deducted 2 percentage points. Order trends are expected to slow in the coming months, as the regulatory-driven inventory growth is completed.

Commercial & Residential Solutions order trends remained solid, reflecting favorable market conditions in North America. Growth was led by the professional tools and wet/dry vacuums businesses.

Forward-Looking and Cautionary Statements

Statements in this Current Report on Form 8-K that are not strictly historical may be “forward-looking” statements, which involve risks and uncertainties, and Emerson undertakes no obligation to update any such statements to reflect later developments. These risks and uncertainties include economic and currency conditions, market demand, pricing, protection of intellectual property, and competitive and technological factors, among others, as set forth in the Company's most recent Annual Report on Form 10-K and subsequent reports filed with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date:	November 25, 2014	By:	/s/ John G. Shively
John G. Shively Assistant General Counsel and Assistant Secretary